LEASES	12 Months Ended
Dec. 31, 2023
Presentation of leases for lessee [abstract]
LEASES	LEASES
Below are the carrying amounts of the Group’s right-of-use assets and lease liabilities and the movements during the year:

	Right-of-Use Assets	Lease Liabilities
As of January 1, 2023	1,818	2,072
Additions	75	75
Amortization of right-of-use assets	(436)	—
Interest expense	—	165
Payments	—	(567)
Lease termination	(41)	(40)
Translation differences	44	18
As of December 31, 2023	1,460	1,723
As of January 1, 2022	1,465	1,679
Additions as part of business combinations	743	743
Additions	96	96
Amortization of right-of-use assets	(401)	—
Interest expense	—	182
Payments	—	(504)
Translation differences	(85)	(124)
As of December 31, 2022	1,818	2,072
As of December 31, 2023 amounts falling due less than one year of $533 were Included within lease liabilities (December 31, 2022: $554).
Lease payments not recognized as a liability
The Group has elected not to recognize a lease liability for leases that are short term (with expected lease term of 12 months or less). Payments made under such leases are expensed on a straight-line basis. In addition, certain variable lease payments are not permitted to be recognized as lease liabilities and are expensed as incurred.
The expense and cash paid relating to payments not included in the measurement of the lease liability is as follows:

	Year Ended December 31,
	2023	2022	2021
Short-term leases	567	441	382

Future lease commitments

In December 2023 a subsidiary of the Group committed a long term lease agreement for an office property in Charlotte, North Caroline. The lease is expected to start in July 2024, and has a minimum non-cancelable duration of 8 years, with an option to renew for additional 3 years. The lease will result in finance cash out flow of $3,100 over non-cancelable lease term.